SUPPLEMENT DATED AUGUST 19, 2013
TO

PROSPECTUS DATED MAY 1, 2001
FOR COMPASS 1

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT A

Effective August 2, 2013, Delaware Life Holdings, LLC (“Delaware Life”) became the owner of Sun Life Assurance Company of Canada (U.S.), which is the immediate parent of the Company.  Delaware Life is a limited liability company formed under the laws of Delaware on December 12, 2012.  Delaware Life is ultimately controlled by Todd L. Boehly and Mark R. Walter.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Compass 1 NY 8/2013